UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

OPORTUN FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

FINDELL CAPITAL MANAGEMENT LLC FINDELL CAPITAL PARTNERS LP FINN MANAGEMENT GP LLC BRIAN FINN WARREN WILCOX
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Findell Capital Management LLC, together with the other participants in its solicitation (collectively, “Findell”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the U.S. Securities and Exchange Commission to be used to solicit votes for the election of Findell’s slate of director nominees at the 2025 annual meeting of stockholders of Oportun Financial Corporation, a Delaware corporation.

On May 30, 2025, Findell published certain materials on www.OpportunityAtOportun.com, which are attached hereto in Exhibit 99.1 and incorporated herein by reference.